Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CyberOptics Corporation (the “Company”) on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, Kathleen P. Iverson, Chief Executive Officer, and Jeffrey A. Bertelsen, the Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kathleen P. Iverson
Kathleen P. Iverson Chief Executive Officer and Chair March 14, 2012

/s/ Jeffrey A. Bertelsen
Jeffrey A. Bertelsen Chief Financial Officer March 14, 2012